UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2026, ATN International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A summary of the matters voted upon by the stockholders at the Annual Meeting, each of which are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026, and the final voting results for each matter are set forth below.

Proposal 1. Stockholders elected each of the seven director nominees identified below to serve on the Board of Directors until the Company’s next annual meeting of stockholders and until their respective successors are elected and qualified, subject to their earlier retirement, resignation or removal. The voting results for each director nominee were as follows:

	Number of	Number of	Number of	Number of
	Shares Voted	Shares Voted	Shares	Broker Non-
	For	Against	Abstained	Votes
April V. Henry	10,949,860	1,089,540	2,582	1,637,151
Bernard J. Bulkin	11,881,861	134,685	25,436	1,637,151
Derek G. Hudson	10,937,497	1,078,812	25,673	1,637,151
Michael T. Prior	11,651,897	387,265	2,820	1,637,151
Naji N. Khoury	11,930,919	108,480	2,583	1,637,151
Pamela F. Lenehan	10,447,149	1,591,749	3,084	1,637,151
Patricia A. Jacobs	10,857,157	1,181,892	2,933	1,637,151

Proposal 2. Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The voting results for the proposal were as follows:

Number of	Number of	Number of	Number of
Shares Voted	Shares Voted	Shares	Broker
For	Against	Abstained	Non-Votes
11,499,717	538,209	4,056	1,637,151

Proposal 3. Stockholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results for the proposal were as follows:

Number of	Number of	Number of	Number of
Shares Voted	Shares Voted	Shares	Broker
For	Against	Abstained	Non-Votes
13,146,006	531,065	2,062	N/A

*          *          *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

By:	/s/ Carlos Doglioli
Carlos Doglioli
Chief Financial Officer

Dated: June 17, 2026